UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 9, 2011
HEALTH CARE REIT, INC.
(Exact name of registrant as specified in its charter)

Delaware	34-1096634

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615

(Address of principal executive office)	(Zip Code)
(419) 247-2800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EX-23
EX-99.1
EX-101 INSTANCE DOCUMENT
EX-101 SCHEMA DOCUMENT
EX-101 CALCULATION LINKBASE DOCUMENT
EX-101 LABELS LINKBASE DOCUMENT
EX-101 PRESENTATION LINKBASE DOCUMENT
EX-101 DEFINITION LINKBASE DOCUMENT

Item 8.01 Other Events.
     Pursuant to ASC 205-20, “Presentation of Financial Statements — Discontinued Operations”, certain assets of Health Care REIT, Inc. (the “Company”) are now classified as discontinued operations due to their sale during the six months ended June 30, 2011 or their classification as held for sale at June 30, 2011. As a result, the Company is reclassifying in this Current Report its operations, including rental income, interest expense and provision for depreciation and amortization related to those assets for prior periods. The application of ASC 205-20 had no effect on net income attributable to common stockholders for any period presented therein.
     During the three months ended March 31, 2011, we changed our reportable business segments to (i) senior housing triple-net, (ii) senior housing operating and (iii) medical facilities and reclassified certain assets and related revenues. Senior housing triple-net and senior housing operating were formerly combined and classified as senior housing and care. Accordingly, we have reclassified the relevant amounts and certain assets and revenues to be included in the related business segments in this Current Report to be consistent with the new classification.
     This Current Report also includes changes we have made to address certain comments received from the Securities and Exchange Commission regarding our Form 10-K for the year ended December 31, 2010. Those changes include expanded disclosure regarding lease expirations in “Item 2 - Properties” and expanded disclosures in “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations” regarding senior housing operating partnerships, anticipated sources and uses of cash, capitalization rates of acquisitions and dispositions, off balance sheet debt and leasing activities.
     As a result of the changes mentioned above, the Company is updating portions of “Item 1 - Business,” “Item 2 — Properties,” “Item 6 — Selected Financial Data,” “Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8 — Financial Statements and Supplementary Data.” All other information contained in the Form 10-K for the year ended December 31, 2010 and the other portions of Items 1, 2, 6, 7 and 8 have not been updated or modified (with the exception of certain minor changes to Items 1, 7 and 8 to reflect proper cross-references). For more recent information regarding the Company, please see the Company’s Quarterly Report on Form 10-Q, Current Reports on Form 8-K and other reports and information filed with or furnished to the Securities and Exchange Commission since February 25, 2011. Additionally, the Company is including, for information purposes, Financial Statement Schedules III and IV, which are unchanged from Item 15 of the Form 10-K for the year ended December 31, 2010. The foregoing items are attached as Exhibit 99.1 to this Current Report.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

23	Consent of Ernst & Young LLP, independent registered public accounting firm
99.1	Business
Properties
Selected Financial Data
Management’s Discussion and Analysis of Financial Condition and Results of Operations
Financial Statements and Supplementary Data
Schedule III
Schedule IV
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.
By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its: Chairman of the Board, Chief Executive Officer and President

Dated: August 9, 2011